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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  December 28, 2006


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

              On December 28, 2006, The Penn Traffic Company (the "Company") and certain of its subsidiaries entered into amendments (together, the "Credit Facility Amendments") of their credit facility, dated April 13, 2005, consisting of a $6 million term loan (the "Term Loan") and a $130 million revolving loan (the "GE Facility") and their $28 million supplemental real estate credit facility consisting of term loans available on a multi-draw basis (the "Kimco Facility," and together with the GE Facility, the "Credit Facilities"). The amendment to the GE Facility is referred to herein as the "GE Facility Amendment" and the amendment to the Kimco Facility is referred to as the "Kimco Facility Amendment."

              The Credit Facility Amendments amend the Credit Facilities to (i) extend the period during which the Company must pay the lenders thereunder (collectively, the "Lenders") a premium if the Company prepays the Term Loan or any loans under the Kimco Facility so that such period ends on January 13, 2008 instead of March 13, 2007, and in either case at the rate provided therein,
(ii) permit the Company to sell or  otherwise  dispose of assets in  connection with the closing of 5 stores in New York and Pennsylvania, (iii) reduce the availability thresholds in the Credit Facilities at which the Company is required to comply with financial covenants in the GE Facility to $30 million for four consecutive days and than $25 million for any one day during the period beginning on December 26, 2006 and ending on February 15, 2007 (after February 15, 2007, the thresholds return to current levels of $35 million for four consecutive days and $30 million for any one day), (iv) waive the provisions of the Credit Facilities requiring the Company to provide the Lenders with audited consolidated balance sheets as of January 29, 2005 and the related statements of income and cash flows of the Company and its subsidiaries, and (v) extend the deadline under the Credit Facilities for delivery to the Lenders of the audited consolidated balance sheets and the related statements of income and cash flows of the Company and its subsidiaries as of January 28, 2006 and February 3, 2007 to June 30, 2007.

              In connection with the Amendments, the Company agreed to pay the lenders under the Kimco Facility an amendment fee of $50,000 and agreed to pay each consenting lender under the GE Facility an amendment fee equal to 10 basis points multiplied by the aggregate commitment under the GE Facility of such lender. In addition, the Company agreed to pay all fees and expenses incurred by the Lenders in connection with the Amendments.

              Other than with respect to the Credit Facilities and the Amendments, the Company does not have any material relationships with the Lenders.

ITEM 7.01     REGULATION FD DISCLOSURE

              On January 2, 2007, the Company issued a press release with regard to the Amendments. A copy of the press release is attached hereto as
Exhibit 99.1 is in incorporated by reference herein.


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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (d) The following is attached as an exhibit to this Current Report on Form 8-K:

                  EXHIBIT          DESCRIPTION
                  -------          -----------

                  99.1             Press release dated January 2, 2007.



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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                             THE PENN TRAFFIC COMPANY



                                             By: /s/ Randy P. Martin
                                                 ------------------------------
                                                 Name:   Randy P. Martin
                                                 Title:  Senior Vice President

Dated:  January 3, 2007

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                                 EXHIBIT INDEX


                     EXHIBIT            DESCRIPTION
                     -------            -----------

                     99.1               Press release dated January 2, 2007.